UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23575

KKR Real Estate Select Trust Inc.

(Exact name of registrant as specified in charter)

30 Hudson Yards, New York, NY 10001

(Address of principal executive offices) (Zip code)

Lori Hoffman, Esq.

Megan Gaul

KKR Registered Advisor LLC

30 Hudson Yards

New York, NY 10001

(Name and address of agent for service)

Copies to:

Rajib Chanda, Esq.

Benjamin C. Wells, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Registrant’s telephone number, including area code: (212) 750-8300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended December 31, 2024, originally filed with the Securities and Exchange Commission on March 5, 2025 (the “Report”). The purpose of this amendment is to include the audited financial statements relating to the Registrant’s significant subsidiaries – KRE HQ at First LLC and subsidiaries, KRE S Core MOB Holdings, LLC and subsidiaries and MCH SFR Venture 3 LP – as of and for the year ended December 31, 2024, and updated certifications, attached as Exhibit 99. Apart from the inclusion of audited financial statements relating to the Registrant’s significant subsidiaries, this amendment does not amend, update or change any other items or disclosures found in the Report, and the Report, including Items 1 through 18 thereof, is hereby incorporated by reference. Item 19 thereof is updated hereby to include updated certifications. This Amendment should be read in conjunction with the Report.

Item 1. Reports to Stockholders. The audited financial statements relating to the Registrant’s significant subsidiaries are included below. The remainder of Item 1 is incorporated herein by reference to the Report.

KRE HQ AT FIRST LLC AND SUBSIDIARIES

Consolidated Financial Statements

As of and for the year ended December 31, 2024

(And Independent Auditor’s Report thereon)

KRE HQ AT FIRST LLC AND SUBSIDIARIES

Deloitte & Touche LLP 30 Rockefeller Plaza New York, NY 10112-0015 USA Tel: +1 212 492 4000 Fax: +1 212 489 1687 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To KRE HQ at First LLC and subsidiaries

Opinion

We have audited the consolidated financial statements of KRE HQ at First LLC and subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2024, and the related consolidated statements of operations, changes in members’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from

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error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 7, 2025

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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Consolidated Balance Sheet

As of December 31, 2024

Assets:
Investment in real estate, at cost	$489,642,917
Less: accumulated depreciation	(41,503,603)
Investment in real estate, net	448,139,314
Cash and cash equivalents	3,973,703
Accounts receivable	53,986
Note receivable	523,006
Intangibles, net	31,203,559
Leasing commissions, net	7,248,269
Deferred rent receivable	14,616,782
Other assets	1,922,435
Total assets	$507,681,054
Liabilities:
Mortgage notes payable, net	$402,226,820
Accounts payable and accrued expenses	1,281,129
Total liabilities	403,507,949
Commitments and Contingencies (Note 8)
Members’ equity	104,173,105
Total liabilities and members’ equity	$507,681,054

See accompanying notes to consolidated financial statements.

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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Consolidated Statement of Operations

For the year ended December 31, 2024

Revenues:
Rental revenue	$38,518,987
Other income	318,412
Total revenue	38,837,399
Expenses:
Property operating expenses	10,533,249
General and administrative	197,278
Depreciation and amortization	14,113,656
Interest expense	12,906,663
Total expenses	37,750,846
Net income	$1,086,553

See accompanying notes to consolidated financial statements.

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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Consolidated Statement of Changes in Members’ Equity

For the year ended December 31, 2024

	KREST Operating Partnership L.P.	Drawbridge Asset Management, LLC	Total
Members’ equity at January 1, 2024	$115,380,584	$580,968	$115,961,552
Contributions from members	—	—	—
Distributions to members	(12,810,496)	(64,504)	(12,875,000)
Net income	1,081,109	5,444	1,086,553
Members’ equity at December 31, 2024	$103,651,197	$521,908	$104,173,105

See accompanying notes to consolidated financial statements.

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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Consolidated Statement of Cash Flows

For the year ended December 31, 2024

Cash flows from operating activities:
Net income	$1,086,553
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of real estate	12,147,396
Amortization of deferred financing costs	587,103
Amortization of acquired in-place lease value	1,241,436
Amortization of acquired above-market leases	1,878,924
Amortization of leasing commissions	724,824
Straight line rent	(3,324,172)
Change in certain operating assets and liabilities:
Accounts receivable	(53,986)
Other liabilities	(3,055,290)
Other assets	86,413
Accounts payable and accrued expenses	101,654
Interest income on note receivable	(26,382)
Net cash provided by operating activities	11,394,473
Cash flows from financing activities:
Distributions to members	(12,842,748)
Net cash used in financing activities	(12,842,748)
Net decrease in cash and cash equivalents	(1,448,275)
Cash and cash equivalents at beginning of year	5,421,978
Cash and cash equivalents at end of year	$3,973,703
Supplemental disclosure of non-cash financing activities:
Distributions to members	32,252
Supplemental disclosure of cash flow information:
Cash paid for interest	12,319,560

See accompanying notes to consolidated financial statements.

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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

As of and for the year ended December 31, 2024

(1)	Organization and Basis of Presentation

KRE HQ at First LLC and Subsidiaries (the “Company”) is a Delaware limited liability company formed on June 24, 2021, with operations commencing on July 30, 2021. The Company was formed with the purpose of directly, or indirectly, acquiring, owning, and leasing certain real property related to an investment in San Jose, California.

The Company is a limited liability company (LLC). LLCs are formed in accordance with the laws of the state in which they are organized. An LLC is generally an unincorporated association of one or more persons, and no member shall be bound by, or personally liable for, the expenses, liabilities, or obligations of the individual company. The members are not obligated to restore capital deficits. The Company will continue in existence until dissolved in accordance with the provisions of the LLC operating agreement and is funded through the equity contributions of the members. Profits, losses, and distributions are generally allocated to the members in accordance with the provisions of the LLC operating agreement.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the financial statements of the Company and its wholly owned subsidiaries, KRE HQ at First Mezz B LLC, KRE HQ at First Mezz A LLC and KRE HQ at First Owner LLC. All intercompany transactions and balances have been eliminated in consolidation.

(b)	Investment in Real Estate, Net

Real estate investments are stated at cost less accumulated depreciation and amortization. The cost includes acquisitions, development and construction, and tenant improvements. Depreciation and amortization are recorded over estimated useful lives ranging from 5 to 40 years by use of the straight-line method. Tenant improvements are depreciated over the shorter of the estimated useful lives or the term of the related leases. Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized.

(c)	Cash and Cash Equivalents

The Company considers short-term investments with original maturities of 90 days or less to be cash equivalents. The Company’s cash balances may exceed amounts insured by the Federal Deposit Insurance Corporation. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

(d)	Deferred Financing Costs

Debt issuance costs are reflected as a reduction to the mortgage notes payable liability on the balance sheet. Deferred financing costs are recorded at cost and amortized to interest expense using the effective-interest method over the term of the related loan. As of December 31, 2024, the Company had deferred financing costs of $5,773,180 which is net of accumulated amortization of $2,005,935.

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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

As of and for the year ended December 31, 2024

(e)	Impairment of Long-Lived Assets

The Company assesses the carrying value of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset, or group of assets, may not be recoverable. Impairment losses are recorded on long-lived assets when indicators of impairment are present and the future undiscounted net cash flows estimated to be generated by those assets are less than the assets’ carrying amount. The Company recognizes an impairment loss to the extent the carrying amount exceeds the fair value of the assets. Fair value is determined through various techniques including discounted cash flow models, and third-party independent appraisals, as considered necessary. No impairment charges were recognized for the period ended December 31, 2024.

(f)	Acquisition Accounting

The Company accounts for the purchase of real estate as asset acquisitions. The related acquired physical assets, in-place leases, and customer relationships, if any, are recorded at their estimated fair values. The fair value of the acquired property is determined on an “as-if-vacant” basis considering a variety of factors, including the physical condition and quality of the properties, estimated rental and absorption rates, estimated future cash flows, and valuation assumptions consistent with current market conditions. The “as-if-vacant” fair value is allocated to land and building based on relevant information obtained in connection with the acquisition of the properties. The fair value of acquired in-place leases consists of the following components, as applicable (1) the estimated cost to replace the leases, including foregone rents during the period of finding a new tenant, foregone recovery of tenant pass-through costs, tenant improvements, and other direct costs associated with obtaining a new tenant, and (2) the above-market/below-market portion of the leases, determined by comparing the projected cash flows of leases in place to projected cash flows of comparable market-rate leases, measured over a period equal to the remaining noncancelable lease term for above-market leases, and the remaining noncancelable lease term plus the term of any below-market, fixed rate, renewal options for below-market leases. Acquired in-place lease value is amortized as amortization expense on a straight-line basis over the remaining term of the underlying lease, which was 13 years at acquisition. Acquired above-market and below-market leases are amortized on a straight-line basis as an adjustment to rental revenue over the remaining term of the underlying lease, which was 13 years at acquisition. Should a tenant terminate its lease, the unamortized portion of the acquired in-place lease value, acquired above-market leases and below-market leases associated with that tenant are written off to amortization expense or rental revenue.

(g)	Revenue Recognition

The Company’s revenues consist of rental revenue and other income.

Rental Revenue

Rental revenue is recognized in accordance with ASC Topic 842, Leases, and consists of (I) cash rents, which represents revenue each tenant pays in accordance with the terms of its respective lease that is recognized on a straight-line basis over the non-cancelable term of the lease, and includes the effects of rent steps and rent abatements under the leases, (ii) amortization of acquired above and below-market leases, net, (iii) tenant reimbursements, which are recoveries of all or a portion of the operating expenses and real estate taxes of the property and is recognized in the same period as the expenses are incurred and (iv) lease termination income, if any. The Company’s leases, which comprise the lease-up of office, garage and telecom space to tenants, primarily under non-cancellable operating leases, have terms generally ranging from five to fifteen years. Most of the Company’s leases provide tenants with extension

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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

As of and for the year ended December 31, 2024

options at either fixed or market rates and a number of its leases provide tenants with options to early terminate, but such options generally impose an economic penalty on the tenant upon exercising.

The Company evaluates the collectability of tenant receivables for payments required under the lease agreements. If the Company determines that collectability is not probable, the difference between rental revenue recognized and rental payments received is recorded as an adjustment to “rental revenue” in its consolidated statement of operations.

Other Income

Other income includes interest income. For the period ended December 31, 2024, the Company earned $318,412 of interest income, which consists of interest income from banks and notes receivable.

(h)	Income Taxes

The Company is an LLC. The Company is treated as a partnership for federal income tax purposes. Members are responsible for reporting their allocable share of the Company’s income, gains, deductions, losses, and credits on their respective tax returns. The Company is disregarded for income tax purposes as it is a multi-member LLC. As a result, the Company is not subject to either federal, state, or local income taxes, as the obligation for the Company’s taxable income is its members. Therefore, no provision or liability for federal, state, or local income taxes has been included in the accompanying consolidated financial statements.

(i)	Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets, liabilities, revenue, and expenses reported. Such estimates include the allocation of the purchase price of acquired real estate investments among tangible and intangible assets, determination of the useful life of property and other long-lived assets, and valuation and impairment analysis of long-lived assets. These estimates and assumptions are based on management’s best judgment and subject to change as conditions change.

(j)	Credit Risks

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions about future events. We are subject to risks incidental to the ownership and sale of real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the real estate industry, availability of real estate, changes in tax laws, interest rate levels, and availability of financing and potential liability under environmental and other laws.

The Company believes the estimates and assumptions underlying these financial statements are reasonable and supportable based on the information available as of December 31, 2024.

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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

As of and for the year ended December 31, 2024

(k)	Recently Issued Accounting Pronouncements Not Materially Impacting the Financial Statements

In March 2024, FASB issued ASU No. 2024-02, Codification Improvements—Amendments to Remove References to the Concepts Statements (ASU 2024-02). This ASU eliminates sixteen discrete references to the Concepts Statements across a variety of defined terms and Topics within the Codification, such as ASC 480, Distinguishing Liabilities from Equity, ASC 410, Asset Retirement and Environment Obligations, ASC 805, Business Combinations, ASC 815, Derivatives and Hedging, and ASC 845, Nonmonetary Transactions. Removing all references to Concepts Statements in the guidance will simplify the Codification and draw a distinction between authoritative and nonauthoritative literature. The amendments are effective for fiscal years beginning after December 15, 2025, for nonpublic business entities and early application of the amendments is permitted. Management does not expect the adoption of the new standard to have a material impact on the consolidated financial position or performance of the Company.

(3)	Investment in Real Estate, net and Related Lease Intangible Assets and Liabilities

As of December 31, 2024, real estate, net consists of the following components:

Land	$89,382,168
Building	357,123,366
Site improvements	1,718,298
Tenant improvements	41,419,085
Total investment in real estate, at cost	489,642,917
Accumulated depreciation	(41,503,603)
Investment in real estate, net	$448,139,314

Lease intangible assets and liabilities subject to amortization consist of the following as of December 31, 2024:

	Cost basis	Accumulated amortization	Net
Acquired in-place leases	$16,655,845	(4,241,573)	12,414,272
Acquired above-market leases	25,208,944	(6,419,657)	18,789,287
Leasing commissions	$9,724,751	(2,476,482)	7,248,269

The weighted average amortization period for intangibles, net, and leasing commissions as of December 31, 2024, is 10 years. Amortization of above-market leases was $1,878,924 for the year ended December 31, 2024, and was recorded as a decrease to rental revenue on the accompanying consolidated statement of operations. Amortization of in-place leases and leasing commissions was $1,241,436 and $724,824, respectively, for the year ended December 31, 2024, and was recorded to depreciation and amortization expense on the accompanying consolidated statement of operations.

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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

As of and for the year ended December 31, 2024

At December 31, 2024 the estimated amortization in aggregate and for each of the next five years ending December 31 and thereafter is:

Assets
2025	$3,845,184
2026	3,845,184
2027	3,845,184
2028	3,845,184
2029	3,845,184
Thereafter	19,225,908
Total	$38,451,828

(4)	Mortgage Notes Payable

On July 30, 2021, the Company entered into a $408,000,000 mortgage loan agreement with JP Morgan Chase Bank, NA, and Barclays Capital Real Estate Inc. collectively as Lenders.

The loan terms are summarized as follows:

Mortgage Note	Interest Rate	Maturity Date	Debt Balance as of 12/31/2024
JP Morgan Chase Bank	2.970%	November 1, 2034	$285,600,000
Barclays Capital Real Estate	2.970%	November 1, 2034	$122,400,000

The following table summarizes the Company’s mortgage notes payable activity for the year ended December 31, 2024:

2024
Mortgage notes payable, beginning of period	$408,000,000
Proceeds from notes payable	—
Debt issuance costs, net of amortization	(5,773,180)
Mortgage notes payable, net, end of period	$402,226,820
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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

As of and for the year ended December 31, 2024

(5)	Revenue

The Company’s revenue consists of rental revenue and other income. The Company leases office space to a single tenant with a remaining term of 10 years, expiring in December 2034 with renewal options for additional terms. The components of rental revenue for the year ended December 31, 2024 were as follows:

2024
Fixed lease revenue	$27,993,464
Variable lease revenue	10,525,523
Total rental revenue	$38,518,987

The following is a schedule of future minimum rentals on non-cancelable operating leases as of December 31, 2024, for each of the five succeeding years commencing January 1, 2025.

2025	$27,292,759
2026	28,111,542
2027	28,954,888
2028	29,823,535
2029	30,718,241
Thereafter	167,979,933
$312,880,898

(6)	Members’ Equity

The Company’s outstanding membership interests are governed by their limited liability company agreement.

(7)	Transactions with Related Parties

Company Loan

The Company has made a loan (Company Loan) to Drawbridge Asset Management LLC (DAM), as evidenced by the Amended and Restated Non-Recourse Promissory Note dated August 13, 2021, in the principal amount of $538,375 and is included in note receivable on the balance sheet. Per the terms of the non-recourse promissory note, interest shall be compounded annually at a rate per annum equal to 5.0%. As of December 31, 2024, the note receivable balance is $523,006.

Property Management Fee

The property is managed by Drawbridge Realty Management LLC (“DRM”), an affiliate of the Company. DRM earns property management fees equal to the amount of management fees charged to and paid by tenants pursuant to each tenant lease, less the amount paid to a third-party manager. For the year ended December 31, 2024, the Company incurred property management fees of $693,067 and is included in property operating expenses on the consolidated statement of operations. As of December 31, 2024, the Company had $0 of unpaid property management fees.

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KRE HQ AT FIRST LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

As of and for the year ended December 31, 2024

(8)	Commitments and Contingencies

The Company is not subject to any material litigation nor to management’s knowledge is any material litigation currently threatened against the Company other than routine litigation, claims, and administrative proceedings arising in the ordinary course of business. Management believes that such routine litigation, claims, and administrative proceedings will not have a material adverse impact on the Company’s consolidated financial position or results of operations.

(9)	Fair Value Disclosure

The Company’s financial instruments mainly consist of cash and cash equivalents, tenant receivables, accounts payable, accrued expenses and other liabilities. Due to the short-term nature of these instruments, the carrying amounts approximate fair value as December 31, 2024.

(10)	Subsequent Events

The Company has evaluated subsequent events from the consolidated balance sheet date through March 7, 2025, the date at which the consolidated financial statements were available to be issued. Based on this evaluation, there are no events that would require additional recognition or disclosure.

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KRE S Core MOB Holdings, LLC and Subsidiaries

CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Year Ended December 31, 2024
And Independent Auditor’s Report Thereon

KRE S Core MOB Holdings, LLC and Subsidiaries

Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

Deloitte & Touche LLP 30 Rockefeller Plaza
New York, NY 10112-0015 USA
Tel: +1 212 492 4000
Fax: +1 212 489 1687
www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To KRE S Core MOB Holdings, LLC and subsidiaries

Opinion

We have audited the consolidated financial statements of KRE S Core MOB Holdings, LLC and subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2024, and the related consolidated statements of operations, changes in members’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

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In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 10, 2025

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KRE S CORE MOB Holdings, LLC and Subsidiaries

Consolidated Balance Sheet

As of December 31, 2024

Assets
Real estate investments, at cost:
Land and improvements	$32,015,754
Buildings and improvements	141,901,092
Tenant improvements	9,118,017
Less accumulated depreciation	(16,124,744)
Real estate investments, net	166,910,119
Cash and cash equivalents	1,244,948
Accounts receivable	370,026
Intangibles, net (Note 3)	13,472,955
Other assets	9,763,361
Total assets	$191,761,409
Liabilities and members’ equity
Mortgages payable, net	$132,078,194
Below market leases, net	28,278
Accounts payable and accrued expenses	1,024,637
Other liabilities	682,704
Total liabilities	133,813,813
Commitments and Contingencies (see Note 8)
Members’ equity KREST	$54,953,995
Montecito Medical	1,409,075
Total KRE S Core MOB Holdings, LLC members’ equity	56,363,070
Non-controlling interest	1,584,526
Total members’ equity	57,947,596
Total liabilities and members’ equity	$191,761,409

The accompanying notes are an integral part of these consolidated financial statements.

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KRE S CORE MOB Holdings, LLC and Subsidiaries

Consolidated Statement of Operations

For the Year Ended December 31, 2024

Revenues:
Rental revenue	$13,173,350
Expenses:

Operating	2,417,687
Depreciation and amortization expense	7,256,458
Total expenses	9,674,145
Other income (expense):
Interest income	81,880
Interest and debt expense	(6,739,765)
Non-operating ownership expenses	(805,832)
Net loss	$(3,964,512)
Plus net loss attributable to non-controlling interest	33,090
Net loss attributable to controlling interest	$(3,931,422)

The accompanying notes are an integral part of these consolidated financial statements.

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KRE S CORE MOB Holdings, LLC and Subsidiaries

Consolidated Statement of Changes in

Members’ Equity For the Year Ended

December 31, 2024

	KREST	Montecito Medical	Non-controlling Interest	Total
Balance at January 1, 2024	$63,759,632	$1,634,861	$1,799,551	$67,194,044
Distributions	(4,972,500)	(127,501)	(181,935)	$(5,281,936)
Net loss	(3,833,137)	(98,285)	(33,090)	$(3,964,512)
Balance at December 31, 2024	$54,953,995	$1,409,075	$1,584,526	$57,947,596

The accompanying notes are an integral part of these consolidated financial statements.

5

KRE S CORE MOB Holdings, LLC and Subsidiaries

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2024

Operating activities
Net loss	$(3,964,512)
Adjustments to reconcile net income resulting from operations to net cash provided by operating activities:
Depreciation and amortization expense	7,262,643
Unrealized loss on interest rate derivatives	2,326,842
Amortization of deferred loan costs	292,645
Change in operating assets and liabilities:
Accounts receivable	82,715
Other assets	(710,544)
Accounts payable and accrued expenses	(36,866)
Other liabilities	(335,371)
Net cash provided by operating activities	4,917,552
Investing activities
Purchase of real estate assets	(593,658)
Cash used in investing activities	(593,658)
Financing activities
Distributions	(5,281,936)
Cash used in financing activities	(5,281,936)
Net decrease in cash and cash equivalents	(958,042)
Cash and cash equivalents at beginning of the year	2,202,990
Cash and cash equivalents at end of the year	$1,244,948
Supplemental cash flow information
Interest paid on mortgages payable (net of reimbursement from interest rate swap $5,264,800)	$4,120,277
Supplemental disclosure of non-cash investing and financing activities
Accrued capital expenditure	$51,993

The accompanying notes are an integral part of these consolidated financial statements.

6

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

1.	Business and Organization

On December 8, 2021, KRE S Core Recap JV Holdings, LLC (Montecito Medical) and KREST Operating Partnership L.P. (KREST), formed a new limited liability company, KRE S Core MOB Holdings, LLC and Subsidiaries (the Company) for the purpose of acquiring, holding and operating medical office building real estate assets. KREST and Montecito Medical hold 97.50% and 2.50% ownership interests, respectively, in the Company.

The Company does not own 100% of the below subsidiaries:

•	KRE S Core MOB Columbus GA Owner-Seller retained 6.24% of ownership interest at acquisition.
•	KRE S Core MOB Tyler TX Owner-Seller retained 9.90% of ownership interest.
•	KRE S Core MOB NC Owner-Seller retained 28.71% of ownership interest.

The above are included as a component of non-controlling interest (“NCI”).

2.	Summary of Significant Accounting Policies

The significant accounting policies of the Company are as follows:

Basis of Accounting and Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and include the accounts of the Company and its controlled Subsidiaries. The ownership interests of entities not wholly owned but controlled and consolidated by the Company are presented as non-controlling interests in the accompanying financial statements. The Company recognizes each non-controlling holder’s respective share of equity in properties that are not wholly owned by the Company at the date of acquisition. Non-controlling interest is subsequently adjusted for the non-controlling holder’s share of additional contributions, distributions and the proportionate share of the net earnings or losses of each respective entity. All significant intercompany transactions have been eliminated in consolidation.

The Company follows the accounting pronouncement on variable interest entities (VIEs), the objective of which is to provide guidance on a qualitative approach for determining which enterprise has a controlling financial interest in a VIE. The approach focuses on identifying which enterprise has the power to direct the activities of a VIE that most significantly impact the entity’s economic performance. It also requires on-going assessments of whether an enterprise is the primary beneficiary of a VIE.

7

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

2.	Summary of Significant Accounting Policies (continued)

An enterprise that holds variable interests in a VIE will need to consolidate a VIE if the enterprise holds the majority power to direct the activities of the VIE and has economic interests. Management has determined that the Company’s investments in less than 100% owned entities qualify as VIEs and that the Company is the primary beneficiary of these entities, as it has significant ownership and the power to direct activities of the entities that most significantly impact the respective entity’s economic performance. Therefore, the Company consolidates these entities.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Real Estate Assets

Real estate assets are carried at cost, net of accumulated depreciation. Property maintenance and repairs are expensed to operations as incurred and significant renovations and enhancements that improve and/or extend the useful life of the real estate assets are capitalized and depreciated over their estimated useful life.

Depreciation and amortization are computed using the straight-line method over the useful lives of the assets as follows:

•	Land Improvements – 12 years
•	Building – 23-50 years
•	Building Improvements – 7-14 years
•	In Place Lease Intangibles – Remaining life of lease
•	Tenant Improvements – shorter of remaining useful life or remaining lease term

Acquisition of Real Estate Assets

The Company allocates the purchase price to acquired tangible assets including land, building and improvements, and intangible assets including above and below market leases, and acquired in-place leases in accordance with Accounting Standards Codification (ASC) 805, Business Combinations. Upon the acquisition of each real estate, we assess whether the transaction should be accounted for as a business combination or an asset acquisition. Acquisitions of integrated sets of assets and activities that do not meet the definition of a business are accounted for as asset

8

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

2.	Summary of Significant Accounting Policies (continued)

acquisitions. The Company’s acquisitions of real estate generally will not meet the definition of a business because substantially all of the fair value is concentrated in a single identifiable asset or group of similar identifiable assets (i.e. land, buildings, and related identified intangible assets).

The allocation of the purchase price to land, building and improvements are based upon management’s determination of fair value using the sales comparison approach and income approaches. Once the fair value is determined of the identified assets and liabilities, the values are adjusted to the relative fair values in accordance with ASC 805. The fair value allocable to the above or below market component of an acquired in-place lease is determined based upon the present value (using an interest rate that reflects the risks associated with the lease) of the difference between (i) the contractual amounts to be paid pursuant to the lease over its expected term, and (ii) management’s estimate of the amounts that would be paid using current fair market rates over the expected term of the lease.

Other intangible assets acquired include amounts for in-place lease values which are based on the Company’s evaluation of the specific characteristics of each tenant’s lease. Factors considered by the Company in its analysis of in-place lease values include an estimate of carrying costs during the hypothetical expected time it would take management to find a tenant to lease the space for the existing lease term (a “lease-up period”) considering current market conditions and costs to execute similar leases. Management estimates carrying costs, including such factors as real estate taxes, insurance and other operating expenses during the expected lease-up period, considering current market conditions and costs to execute similar leases. In estimating costs to execute similar leases, the Company considers leasing commissions, legal and other related expenses.

Differing assumptions and methods could have resulted in different estimates of fair values, and thus, a different purchase price allocation and corresponding increase or decrease in depreciation and amortization expense. During 2024, the Company did not have any acquisitions.

Impairment of long-lived assets

The Company evaluates its real estate assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Indicators of potential impairment include operational performance, market conditions, legal, regulatory and environmental concerns, and the Company’s intent and ability to hold the related asset. If an impairment indicator exists, the Company performs the following:

•	For long-lived assets to be held and used, the Company compares the expected future undiscounted cash flows for the assets against the carrying amount of those assets. If the sum of the estimated undiscounted cash flows is less than the carrying amount of the assets,
9

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

2.	Summary of Significant Accounting Policies (continued)

•	The carrying amount of the assets is not recoverable and the Company would make an estimate of the fair value for the particular assets and recognize an impairment loss for the difference between the estimated fair value and the carrying amount of the assets.

•	For long-lived assets to be disposed of, the Company would recognize an impairment loss if the estimated fair value of the assets, less the estimated costs to sell, is less than the carrying amount of the assets measured at the time the Company has determined it will sell the assets.

As of and for the year ended December 31, 2024, no impairment charge has been recognized and no real estate assets were classified as held for sale.

Cash and Cash Equivalents

Cash includes cash and all highly liquid instruments purchased with an original maturity of three months or less. At times, cash and cash equivalents may exceed federally insured amounts. Management believes that credit risk associated with cash and cash equivalents is low since the accounts are maintained with high credit-quality institutions. The Company does not have any cash equivalents as of December 31, 2024.

Accounts Receivable

The Company maintains an allowance for doubtful accounts for estimated losses that may result from the inability of tenants to make required rent or other payments. This allowance is estimated based on payment history and current occupancy status. The Company generally does not require collateral or other security from its tenants, other than security deposits. If estimates of collectability differ from the cash received, the timing and amount of the Company’s reported revenue could be impacted.

As of and for the year ended December 31, 2024, the Company had $370,026 in gross rent receivables and $0 in allowance for doubtful accounts.

10

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

2.	Summary of Significant Accounting Policies (continued)

Income Taxes

Taxable income or loss of the real estate investments is allocated for inclusion in the U.S. Federal income tax returns of Montecito Medical and the KREST Operating Partnership (collectively, the Members). Accordingly, no provisions for U.S. Federal income taxes are made in the consolidated financial statements of the Company.

In accordance with guidance on the accounting for uncertain tax provisions in ASC 740, Income Taxes, the Company has determined that no material unrecognized tax benefits or liabilities exist for the year ended December 31, 2024. If applicable, the Company will recognize interest and penalties related to underpayment of income taxes as income tax expense. The taxable year 2024 remains subject to tax examination.

Fair Value Measurements

In some instances, certain of the Companies’ assets and liabilities are required to be recorded or disclosed at fair value according to a fair value hierarchy pursuant to relevant accounting literature. This hierarchy ranks the quality and reliability of the inputs used to determine fair value, which are then classified and disclosed in one to three categories. We classify these inputs as follows:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which we have access at the date of measurement.

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based on the best available information.

11

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

2.	Summary of Significant Accounting Policies (continued)

The fair value measurement of the assets or liabilities within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Company. The Company considers observable data to be that market data which is readily available; regular distributed or updated; reliable and verifiable; not proprietary; or provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an asset or liability within the hierarchy is based upon the pricing transparency of the asset or liability and does not necessarily correspond to the Company’s perceived risk of that asset or liability.

The fair value of financial instruments, generally including cash and cash equivalents, restricted cash, accounts receivable, prepaid expenses, other assets, accounts payable and accrued expenses, and other liabilities, approximates cost due to their short maturity and liquidity. The carrying value of debt as of December 31, 2024, approximates its fair value. See Note 4 regarding the fair value of the interest Rate Derivative instrument.

Deferred Financing Costs

The Company defers financing costs and amortizes the costs over the terms of the related debt using the straight-line method. Upon repayment of or in conjunction with a material change in the terms of the underlying debt agreement, any unamortized costs are charged to earnings. Gross deferred financing cost at December 31, 2024 was $1,476,523. Amortization expense related to deferred financing costs was $292,645 for the year ended December 31, 2024. Deferred financing costs are reported as a direct reduction of the associated mortgage payable.

Derivative Instruments

The Company enters into interest rate swap agreements representing derivative financial instruments in connection with mortgage payable to manage the Company’s exposure to interest rate risks as required by the Lender. The Company does not enter into interest rate swap derivatives for trading or other speculative purposes.

All derivatives are carried on the consolidated balance sheets at fair value. The fair values of derivatives that are in an asset position are recorded as derivative asset and included as a part of other assets on the consolidated balance sheet. Changes in the fair value of derivative financial instruments are marked to market through earnings and are reflected as Interest and Debt Expense on the consolidated statement of operations. The change in the amounts receivable or payable under Interest rate swap and swap agreements, irrespective of when the amounts will be settled, are reflected within Interest and Debt Expense on the consolidated statement of operations.
12

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

2.	Summary of Significant Accounting Policies (continued)

Revenue and Expense Recognition

Rental revenue is recognized in accordance with ASC Topic 842, Leases, and consists of (i) cash rents, which represents revenue each tenant pays in accordance with the terms of its respective lease and that is recognized on a straight-line basis over the non-cancelable term of the lease, and includes the effects of rent steps and rent abatements under the leases, (ii) amortization of acquired above and below-market leases, net, (iii) tenant reimbursements, which are recoveries of all or a portion of the operating expenses and real estate taxes of the Property and is recognized in the same period as the expenses are incurred and (iv) lease termination income. The Company’s leases, which comprise the lease-up of office, retail and storage space to tenants, primarily under non-cancellable operating leases, have terms generally ranging from five to fifteen years. Most of the Company’s leases provide tenants with extension options at either fixed or market rates and a number of its leases provide tenants with options to early terminate, but such options generally impose an economic penalty on the tenant upon exercising. The Company evaluates the collectability of tenant receivables for payments required under the lease agreements. If the Company determines that collectability is not probable, the difference between rental revenue recognized and rental payments received is recorded as an adjustment to rental revenue in its consolidated statements of operations.

Non-Operating Ownership Expenses

Non-operating expenses consist of various legal and professional services expenditures. Non-operating expenses for the year ended December 31, 2024 is $805,832 and is presented in the accompanying consolidated statements of operations. Non-operating expenses are expensed as incurred.

New Accounting Pronouncements

In March 2024, FASB issued ASU No. 2024-02, Codification Improvements—Amendments to Remove References to the Concepts Statements (ASU 2024-02). This ASU eliminates sixteen discrete references to the Concepts Statements across a variety of defined terms and Topics within the Codification, such as ASC 480, Distinguishing Liabilities from Equity, ASC 410, Asset Retirement and Environment Obligations, ASC 805, Business Combinations, ASC 815, Derivatives and Hedging, and ASC 845, Nonmonetary Transactions. Removing all references to Concepts Statements in the guidance will simplify the Codification and draw a distinction between authoritative and nonauthoritative literature. The amendments are effective for fiscal years beginning after December 15, 2025 for nonpublic business entities and early application of the amendments is permitted. Management does not expect the adoption of the new standard to have a material impact on the consolidated financial position or performance of the Company.

13

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

3.	Intangibles, Net

In-place lease intangibles include deferred leasing costs which are comprised of leasing commissions, legal and marketing costs. The deferred leasing costs are recorded at cost and are capitalized to real estate investments. The value of in-place leases and deferred leasing costs are amortized over the estimated remaining weighted average lease life of 8 years and are included within the Depreciation and Amortization line item within the consolidated statement of operations.

Intangibles, net as of December 31, 2024, are comprised of the following:

December 31, 2024
In-place lease intangible	$19,532,121
Leasing Commission	82,198
Above Mkt Acq Lse Intan	151,852
Total Intangibles	19,766,171
Accumulated Amortization	(6,293,216)
Intangibles, Net	$13,472,955

The estimated annual amortization of intangibles for each of the five succeeding years are as follows:

Year Ending December 31, 2024	Total
2025	1,992,660
2026	1,845,914
2027	1,791,215
2028	1,728,635
2029	1,669,470
Thereafter	4,445,061
Total	$13,472,955

4.	Interest Rate Swap Derivatives

The Company is exposed to interest rate risks as the interest rates on the mortgage payable are variable and fluctuations may increase the cost of borrowing. As required by the Lender, the Company enters into Interest rate swap derivatives to manage the Company’s exposure to interest rate risks. Under the Interest rate swap agreement, the Company pays a fixed rate of interest and is entitled to receive a Floating interest rate, Secured Overnight Financing Rate (SOFR), from the counterparty.

14

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

4.	Interest Rate Swap Derivatives (continued)

As discussed in Note 2, the Interest rate swap derivatives are carried on the consolidated balance sheet at fair value.

The fair value of the interest rate swap derivative was determined using widely accepted valuation techniques, including discounted cash flow analysis based on the contractual terms of the derivative using the period to maturity of the instrument, and observable market-based inputs which include interest rate curves and implied volatilities. Therefore, the fair value determined is considered to be based on significant other observable inputs (Level 2).

In addition, the Company considers counterparty risk of nonperformance in determining the fair value of the interest rate swap derivative by estimating the current and potential future exposure under the interest rate swap derivative. As of December 31, 2024, the counterparty risk valuation adjustment did not comprise a material portion of the fair value of the interest rate swap derivative; therefore, the Company believes that any unobservable inputs used to determine the fair values of its interest rate swap derivative are not significant to the fair value measurement in its entirety and does not consider the Interest rate swap derivative to be a Level 3 asset.

At December 31, 2024, the fair value of these derivatives was $7,244,421.

The following table summarizes the total derivative positions at December 31, 2024:

Interest rate swap
Notional amount	$132,663,485
Weighted average interest rate	1.25%
Maturity date	December 8, 2026

The interest rate swap is not designated as a hedge for accounting purposes. Therefore, any changes to the fair value affects our net income. As of December 31, 2024, SOFR was equal to 4.55%. The Company recognized an unrealized loss on interest rate swap derivatives related to market adjustments of $2,326,842 as of December 31, 2024, which is included in Interest and Debt Expense on the consolidated statement of operations.

15

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

5.	Mortgages Payable, net

The Company did not have any financial covenant violations for the year ended December 31, 2024.

The Company has a full-pay guaranty over all the loans. Long-term financing collateralized by the Company’s real estate investments consists of the following:

		As of December 31, 2024
	Mortgage Payable	Deferred financing costs,net	Total	Interest Rate	Maturity Date
KRE S CORE MOB Mt. Juliet	$10,196,018	$(36,599)	$10,159,419	SOFR+1.18%	12/8/2026
KRE S CORE MOB Wise-7218	27,623,257	(119,455)	27,503,802	SOFR+1.18%	12/8/2026
KRE S CORE MOB Wise-7214	4,038,182	(12,757)	4,025,425	SOFR+3.64050%	12/8/2026
KRE S CORE MOB Columbus	16,704,116	(69,365)	16,634,751	SOFR+1.18%	12/8/2026
KRE S CORE MOB Hilton Head	7,249,297	(27,528)	7,221,769	SOFR+1.18%	12/8/2026
KRE S CORE MOB Wilmington	4,700,292	(28,545)	4,671,747	SOFR+1.18%	12/8/2026
KRE S CORE MOB Tyler	17,608,017	(109,114)	17,498,903	SOFR+1.18%	12/8/2026
KRE S CORE MOB Gainesville	7,665,091	(33,142)	7,631,949	SOFR+1.18%	12/8/2026
KRE S CORE MOB Hot Springs	7,592,780	(29,136)	7,563,644	SOFR+1.18%	12/8/2026
KRE S CORE MOB FL OWNER LLC	29,286,435	(119,650)	29,166,785	SOFR+1.18%	12/8/2026
Total	$132,663,485	$(585,291)	$132,078,194

All of the Company’s mortgages payables are interest only until maturity in 2026. Future amortization of deferred loan costs are as follows:

Year Ending December 31,	Total
2025	292,645
2026	292,646
Total	$585,291
16

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

6.	Related Party Transaction

The Company is managed by a related party, Montecito Medical Management (the “Manager”), who provides the Company with due diligence, general administrative services, administrative personnel, book and recordkeeping, and general day-to-day and operating requirements. The Manager will also be reimbursed for all expenses incurred on behalf of the Company. Total asset management fees paid were $345,511 for the year ended December 31, 2024. In addition, property management fees paid were $197,653 for the year ended December 31, 2024.

7.	Rentals under Operating Lease

Total rental revenue for the year ended December 31, 2024 is comprised of:

Revenue:
Fixed rent	$11,058,896
Variable lease payments	2,114,454
Total revenues	$13,173,350

The following table summarizes tenants whose base rental income exceeds 10% of the Company’s total base rental revenue for the year ended December 31, 2024.

2024
Tenant A	20%
Tenant B	14%

Future minimum rentals to be received under non-cancelable operating leases for each of the next five years and thereafter, excluding tenant reimbursements of operating expenses, as of December 31, 2024 are as follows:

Period Ending December 31	Total
2025	$10,716,528
2026	10,456,234
2027	10,528,300
2028	10,713,479
2029	10,747,145
Thereafter	31,953,979
Total	$85,115,665
17

KRE S Core MOB, LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Year Ended December 31, 2024

8.	Commitments and Contingencies

Environmental — As an owner of real estate, we are subject to various environmental laws of federal, state, and local governments. Compliance with existing environmental laws has not had a material adverse effect on our financial condition and results of operations, and we do not believe it will have such an impact in the future. However, we cannot predict the impact of unforeseen environmental contingencies or new or changed laws or regulations on our properties, properties that we have sold, or on properties that may be acquired in the future.

Litigation — We are presently not subject to material litigation nor, to our knowledge, is any material litigation threatened against us, other than routine actions for alleged negligence and other claims and administrative proceedings arising in the ordinary course of business. We do not expect any litigation to have a material impact on our financial condition, results of operations, or liquidity.

9.	Subsequent Events

The Company evaluated subsequent events through March 10, 2025 which represents the date the consolidated financial statements were available for issuance. No events or transactions occurred that would require an adjustment or disclosure in the Financial Statement.

18

CONSOLIDATED FINANCIAL STATEMENTS

MCH SFR Venture 3 LP

For the Year Ended December 31, 2024

With Report of Independent Auditors

MCH SFR Venture 3 LP

Consolidated Financial Statements

Year Ended December 31, 2024

Ernst & Young LLP Suite 601 5200 Town Center Circle Boca Raton, FL 33486	Tel: + 1 561 955 8000 Fax: + 1 561 955 8200 ey.com

Report of Independent Auditors

To the General Partner

MCH SFR Venture 3 LP

Opinion

We have audited the consolidated financial statements of MCH SFR Venture 3 LP (the Partnership), which comprise the consolidated balance sheet as of December 31, 2024, and the related consolidated statements of operations, changes in partners’ capital and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Partnership at December 31, 2024, and the results of its operations and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

A member firm of Ernst & Young Global Limited

1

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 27, 2025

2

MCH SFR Venture 3 LP

Consolidated Balance Sheet

(Dollars in Thousands)

Assets	December 31, 2024
Investment in single-family residential rental real estate:
Land	$75,448
Building and improvements	280,866
Accumulated depreciation	(25,917)
Single-family properties in operation, net	330,397
Single-family properties held for sale	23,690
Total real estate assets, net	354,087
Cash and cash equivalents	4,481
Restricted cash	5,847
Rent and other receivables	155
Escrow deposits, prepaid expenses and other assets	996
Interest rate cap	6,540
Total assets	$372,106
Liabilities and Capital
Revolving credit facility, net of deferred financing costs	$280,046
Accounts payable and accrued expenses	2,322
Accrued real estate taxes	1,315
Prepaid rents and security deposits	2,192
Total liabilities	285,875
Commitments and contingencies (Note 5)
Partners’ capital	86,231
Total liabilities and partners’ capital	$372,106

See accompanying notes.

3

MCH SFR Venture 3 LP

Consolidated Statement of Operations

(Dollars in Thousands)

Revenue:	For the Year Ended December 31, 2024
Rental revenue	$23,459
Other revenue	1,912
Total revenue	25,371
Operating expenses:
Property operating and maintenance	5,727
Real estate taxes	3,733
Property management	1,912
General and administrative expenses	2,743
Depreciation and amortization	11,075
Total operating expenses	25,190
Operating income	181
Other income/(expense)
Loss on sale and impairment of single-family properties, net	(6,699)
Interest expense	(23,109)
Gain on derivatives	3,038
Total other expenses	(26,770)
Net loss	$(26,589)

See accompanying notes.

4

MCH SFR Venture 3 LP

Consolidated Statement of Changes in Partners’ Capital

(Dollars in Thousands)

	KRE MCH SFR Manager C GP LLC	EFI SFR JV 3, LLC and affiliates	KREST Operating Partnership L.P.	Total Partners’ Capital
Balance as of December 31, 2023	$—	$1,118	$106,473	$107,591
Contributions	—	54	5,175	5,229
Distributions	—	—	—	—
Net loss	—	(276)	(26,313)	(26,589)
Balance as of December 31, 2024	$—	$896	$85,335	$86,231

See accompanying notes.

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MCH SFR Venture 3 LP

Consolidated Statements of Cash Flows

(Dollars in Thousands)

Operating activities	For the Year Ended December 31, 2024
Net loss	$(26,589)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	11,075
Amortization of deferred financing costs	1,023
Loss on sales and impairment of single-family properties, net	6,699
Gain on derivatives	(3,038)
Net changes in operating assets and liabilities:
Receivables and other assets	(271)
Accounts payable and accrued expenses	(1,095)
Accrued real estate taxes	(203)
Prepaid rents and security deposits	69
Net cash used in operating activities	(12,330)
Investing activities
Changes in escrow deposits and advances for future closings	5
Acquisitions and improvements of single-family rental real estate	(879)
Proceed from the sales of single-family rental real estate	55,526
Proceeds from derivatives	10,154
Purchase of derivatives	(5,218)
Net cash provided by investing activities	59,588
Financing activities
Contributions	5,229
Repayment of revolving credit facility	(50,100)
Deferred financing costs paid	(1,284)
Net cash used by financing activities	(46,155)
Net change in cash and cash equivalents and restricted cash	1,103
Cash and cash equivalents and restricted cash at the beginning of the period	9,225
Cash and cash equivalents and restricted cash at the end of the period	$10,328
Cash and cash equivalents and restricted cash at the end of the period
Cash and cash equivalents	$4,481
Restricted cash	5,847
Total cash and cash equivalents and restricted cash at the end of the period	$10,328
Supplemental cash flow information
Cash paid for interest, net of amounts capitalized	$22,424

See accompanying notes.

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MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements

For the Year Ended December 31, 2024

1. Organization

MCH SFR Venture 3 LP (the Partnership), a Delaware limited Partnership was formed on October 28, 2021; however, the Partnership’s principal operations did not commence until the year ended December 31, 2022. The Partnership was created to acquire, own and operate single-family residential rental properties. KRE MCH SFR Manager C GP, LLC is the general partner of the Partnership and has a 0% interest in the Partnership. EFI SFR JV 3, LLC (“EFI”) and KREST Operating Partnership L.P. (“KREST”) are the limited partners of the Partnership. Distributions and allocations of earnings and losses are made in accordance with the Partnership’s governing documents. Subject to the terms of the governing documents, MCH SFR Promote 3 LLC, an affiliate of EFI, may receive disproportionate distributions and related allocations of income if certain thresholds are met based on the internal rate of return to the limited partners (“Promoted Returns”). The Promoted Returns will be initially calculated on the fifth anniversary of the Partnership. No such Promoted Return was achieved as of December 31, 2024.

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Partnership include the accounts of all wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The accounting and reporting policies of the Partnership conform to accounting principles generally accepted in the United States (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the consolidated financial statements. These estimates include property tax assessments, the relative fair value of assets acquired and assessing single-family residential rental real estate investments for impairment. The Partnership’s estimates are inherently subjective in nature, and actual results could differ from its estimates and the differences may be material.

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MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

For the Year Ended December 31, 2024

Investments in Single-Family Residential Rental Real Estate

Since substantially all of the fair value of the acquired properties is concentrated in a single identifiable asset or group of similar identifiable assets, and do not include a substantive process, the purchases of single-family residential rental properties are accounted for as asset acquisitions under Accounting Standards Codification (“ASC”) 805, Business Combinations. These transactions are recorded at the purchase price, including acquisition costs, then allocated between land and building based on their relative fair values at the date of acquisition.

Fair value is determined under the guidance of ASC 820, Fair Value Measurements (“ASC 820”), primarily based on unobservable market inputs, which are generally categorized as Level 3 valuations. The Partnership utilizes its own market knowledge and published market data in making estimates of fair values for purposes of allocating purchase price. In this regard, the Partnership also utilizes information obtained from county tax assessment records to assist in the determination of the fair value of the land and building.

Subsequent expenditures for renovations that improve the property or extend the useful life of the property are capitalized and depreciated over their useful life. The aforementioned capitalized costs include third-party goods and service costs incurred. The Partnership capitalizes these costs as a component of the real estate investment, primarily as building, in each wholly-owned, single- family residential rental property. These costs, along with related holding costs, are capitalized to the cost of the property during the period the property is undergoing activities to prepare it for its intended use. The Partnership capitalizes interest costs as a cost of the property only during the period for which activities necessary to prepare an asset for its intended use are ongoing, provided that expenditures for the asset have been made and interest costs have been incurred. Additionally, costs associated with utilities, home owner’s association costs, insurance and costs to improve the properties are capitalized from the time the property is acquired until it is ready for its intended use. Single-family properties under development are reclassified to Single-family properties in operation, once the asset is placed into use.

Upon completion of the renovation of the properties, all costs of operations, including repairs and maintenance, are expensed as incurred. The Partnership depreciates its assets over their useful lives, on a straight-line basis over five to 30 years.

The Partnership evaluates its single-family residential rental real estate for impairment periodically or whenever events or circumstances indicate that the carrying amount may not be recoverable. Significant indicators of impairment may include, but are not limited to, declines in home values, significant and persistent declines in an individual property’s net operating income, significant changes in the economy, or substantial damage to the individual property as a result of either casualty events or natural disasters. If an impairment indicator exists, the Partnership will prepare an internal analysis and compare the expected future undiscounted cash flows against the net carrying amount. If the sum of the estimated undiscounted cash flows is less than the net carrying amount, the Partnership will record an impairment loss for the difference between the estimated fair value of the individual property and the net carrying amount of the property at that date. The assessment of potential impairments of the Partnership’s single-family residential rental properties requires significant judgment and assessment of factors that are, at times, subject to significant uncertainty. Given the subjectivity, the Partnership evaluates impairment in consideration of multiple sources of information and through the performance of internal analysis, each of which are important components to the process with no one approach being necessarily determinative. The Partnership did not record any impairment charges related to single-family properties in operation for the year ended December 31, 2024.

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MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

For the Year Ended December 31, 2024

Single-Family Properties Held for Sale

The Partnership evaluates its single-family residential rental properties on a regular basis to ensure that individual properties still meet the investment criteria. If the Partnership determines that an individual property no longer meets its investment criteria, the Partnership may make a decision to dispose of the property. Starting at the time that any such properties are identified, the Partnership performs an evaluation to determine whether or not such properties should be classified as held for sale in accordance with ASC 360, Property Plant and Equipment (“ASC 360”). ASC 360, generally requires an asset to be classified as held-for sale if it is available for immediate sale in its present condition, there is the existence of an active program to locate a buyer, and it is probable that the property will sell within one year. Single-family properties held for sale are reported at the lower of their carrying value or estimated fair value less costs to sell and are presented separately in single-family properties held for sale, net within the consolidated balance sheet. The estimated fair value is determined based on various inputs including market prices for similar homes within that market.

Sales of single-family residential rental real estate and related profit or loss are generally recognized when title to and possession of the home are transferred to the buyer at the home closing date. The performance obligation to deliver the agreed-upon home is generally satisfied at the home closing date.

The Partnership recorded loss on sales and impairment of single-family properties held for sale in the amount of $6,699,000 during the year ended December 31, 2024.

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MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

For the Year Ended December 31, 2024

Cash and Cash Equivalents

The Partnership considers all demand deposits, money market accounts, and investments in certificates of deposit purchased with an original maturity of three months or less to be cash equivalents. The Partnership maintains cash and cash equivalents and escrow deposits at various financial institutions. The consolidated account balances at one or more of the institutions typically exceed the Federal Depository Insurance Corporation (“FDIC”) insurance coverage. The Partnership is subject to a concentration of credit risk related to amounts on deposit in excess of FDIC insurance coverage. The Partnership believes the risk is not significant given the size and credit worthiness of the financial institutions at which the funds are held.

Restricted Cash

Restricted cash includes cash deposited in separate accounts associated with tenant security deposits and certain costs required under the lending agreements. The lending agreements also require the holding of monthly rent collections in separate accounts to fund the payment of operating costs. Certain state and local laws require that tenant security deposits be maintained in separate cash accounts. Proceeds from the sale of single-family residential rental real estate are held in escrow until they are applied as debt principal repayments or until substitution of a comparable property is made. Restricted cash as of December 31, 2024 consists of tenant restricted cash of $2,122,000 and lender requirement restricted cash of $3,725,000.

Escrow Deposits and Advances for Future Closings

Escrow deposits and advances for future closings include refundable and non-refundable cash earnest money deposits for the purchase of properties. In addition, escrow deposits include amounts paid for single-family properties in advance of when the risks and rewards of ownership of the property are transferred and the purchase is finalized.

Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consists primarily of trade payables, accrued interest, and construction and maintenance liabilities.

Deferred Financing Costs

Deferred financing costs consist of amounts paid to lenders and third parties in connection with obtaining debt financing. These costs are being amortized through the respective anticipated repayment dates of the loans and included in interest expense in the consolidated statement of operations.

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MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

For the Year Ended December 31, 2024

Revenue Recognition

The Partnership leases single-family residential rental properties to residents who occupy the properties under operating leases, generally with a term of one to two years and include extension periods at the resident’s option. In accordance with ASC 842, Leases (“ASC 842”), the Partnership classifies single-family property leases as operating leases and elects to not separate the lease component, comprised of rents from single-family properties, from the associated non-lease component, comprised of fees from single-family properties and tenant charge-backs. The combined component is accounted for under ASC 842. Rents to be received based on in-place leases were $22,674,000 as of December 31, 2024.

Fair Value Measurement

Fair value is a market-based measurement and is determined based on the assumptions that market participants would use in pricing an asset or liability. The ASC 820 valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The three levels are defined as follows:

Level 1 – Inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

Income Taxes

The Partnership, as a pass-through entity, is not subject to U.S. federal income tax but may be subject to certain state, local, and franchise taxes in the different jurisdictions in which it operates. ASC 740, Income Taxes, requires that the Partnership recognize the impact of a tax position in the Partnership’s consolidated financial statements if that position is “more likely than not” of being sustained on audit based on the technical merits of the position. As of December 31, 2024, there were no uncertain tax positions that could have a material impact on the Partnership’s consolidated financial statements.

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MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

For the Year Ended December 31, 2024

U.S. federal and state jurisdictions in which the Partnership and its subsidiaries file tax returns have statutes of limitation from three to four years. The 2022 through 2024 tax years remain open to examination by the taxing jurisdictions to which the Partnership is subject. No open tax returns are currently under examination. Total state income tax expense totaled approximately $63,000 for the year ended December 31, 2024 and is recognized in General and administrative expenses in the Consolidated Statement of Operations.

The Partnership has one subsidiary, where it has been elected to be taxed as a corporation for U.S. federal income tax purposes. The Partnership has determined that income taxes from this subsidiary are immaterial to the Partnership’s operations.

3. Debt

The Partnership had the following indebtedness as of December 31, 2024:

Revolving credit facility	$ 280,697,000
Deferred financing costs, net	(651,000)
Revolving credit facility, net	$ 280,046,000

Revolving Credit Facility

On January 24, 2022, certain subsidiaries of the Partnership (the “Partnership Subsidiaries”) and certain subsidiaries of another separate single-family residential rental operator investee of KREST (the “SFR Investee”), entered into a Revolving Credit Facility (the “Credit Facility”) with Morgan Stanley Asset Funding, Inc., which has been subsequently amended from time to time. The Credit Facility originally provided for $500,000,000 of borrowing capacity. The Partnership Subsidiaries and SFR Investee were obligated to make monthly payments. In July of 2024, the Partnership extend the maturity of the facility to January 23, 2026 and will have the option to extend the maturity to January 22, 2027, thereafter. The Credit Facility accrues interest at a variable rate based on SOFR, plus an applicable credit spread. As of December 31, 2024, the effective interest rate, including the impact of derivative instruments, was 3.93%.

The Partnership Subsidiaries and the SFR Investee are jointly and severally liable for the entire amount outstanding of the Credit Facility, which was $308,029,000 as of December 31, 2024. However, based on a contractual agreement between the Partnership Subsidiaries and the SFR Investee (the “Debt Sharing Agreement”), each entity will only pay the principal and interest on the Credit Facility relating to amounts for which they individually borrowed on the Credit Facility to acquire single-family residential rental properties. To the extent that the SFR Investee defaults on their payments with respect to the Credit Facility, the Partnership may be liable for the entire amount outstanding on the Credit Facility.

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MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

For the Year Ended December 31, 2024

The Credit Facility is collateralized by all Partnership-owned single-family residential rental properties included in real estate, net on the consolidated balance sheet and the single-family residential rental properties owned by the SFR Investee. There are various affirmative and negative covenants, including financial covenants, as defined in the applicable credit agreements.

4. Derivatives

During 2022, the Partnership Subsidiaries and the SFR Investee jointly purchased an interest rate cap agreement with a notional amount of $380,000,000 terminating on January 31, 2025. In 2023, the Partnership, in exchange for $611,000, and the counterparties agreed to cancel $18,000,000 in notional amount on the swap, bringing the notional amount to $362,000,000. In 2024, in conjunction with the credit facility extension, the Partnership acquired a new interest rate cap with a notional of $331,533,000. The new cap will terminate on January 31, 2026. In November of 2024, the Partnership partially terminated both caps, lowering the notional amounts to $321,846,000. The interest rate cap was purchased under the name of one of the Partnership Subsidiaries. Pursuant to the Debt Sharing Agreement described in Note 3, between the Partnership Subsidiaries and the SFR Investee, each entity paid the cost of the cap separately, and any cash receipts associated with the interest rate cap are allocated based on their corresponding percentages of the total debt outstanding.

The fair values of our interest caps, which are classified as Level 2 in the fair value hierarchy, are estimated using market values of instruments with similar attributes and maturities. As of December 31, 2024, the fair value of the interest rate caps related to the Partnership was $6,540,000.

The Partnership did not elect to apply hedge accounting for the interest rate caps. Any change in the fair value along with proceeds received from the interest rates caps are included in the Consolidated Statement of Operations as gain on derivatives.

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MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

For the Year Ended December 31, 2024

5. Commitments and Contingencies

Insurance Policies

Pursuant to the terms of the Partnership’s various debt agreements as well as laws and regulations of the jurisdictions in which the Partnership’s properties are located, the Partnership is required to procure insurance for the real estate investments held. For the year ended December 31, 2024, no material losses have been incurred with respect to the properties.

Legal

From time to time, the Partnership may be subject to potential liability under various claims and legal actions arising in the ordinary course of business. Liabilities are established for legal claims when payments associated with the claims become probable and the costs can be reasonably estimated. The actual costs of resolving legal claims may be substantially higher or lower than the amounts established for those claims. Based on the information currently available, the Partnership is not aware of any legal claims that are probable of occurring and are reasonably estimable and would have a material effect on the Partnership’s consolidated financial statements, and therefore, no accrual has been recorded as of December 31, 2024.

6. Related-Party Transactions

The Partnership has an agreement with My Community Homes LLC (“My Community Homes”), an affiliate of EFI, to provide asset management services including oversight of the properties, oversight of the acquisitions process and general administrative oversight. The employees of My Community Homes work for the benefit of the Partnership and other affiliated entities for which it may provide similar services. My Community Homes is compensated for such services through reimbursement of actual costs incurred as allocated to the various entities for which My Community Homes provides such services. The Partnership is allocated its share of the overhead and expenses of the My Community Homes platform based on a methodology based on total homes owned. The Partnership also purchases and disposes of properties using a network of local operators. One of the primary local operators is owned by the principal and owner of EFI.

The total charges incurred by these parties and charged to the Partnership was $2,926,000 for the year ended December 31, 2024. These amounts are predominantly included in General and administrative expenses in the accompanying Consolidated Statement of Operations, except for commissions paid to a selling agent that is a related party of the Company, which are included in Loss on sale and impairment of single-family properties, net.

14

MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

For the Year Ended December 31, 2024

An affiliate of KREST received fees of $402,000 for the year ended December 31, 2024, all of which was capitalized as deferred financing costs on the Consolidated Balance Sheet, related to the placement of the Partnership’s Credit Facility.

7. Subsequent Events

The Partnership evaluated subsequent events through March 27, 2025, the date on which the consolidated financial statements were available to be issued.

Subsequent to December 31, 2024, the Partnership sold 28 single-family properties and paid down $9,475,000 on the Credit Facility.

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Item 13. Exhibits

(a)(1)	Code of Ethics is incorporated by reference to the Report.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable to the registrant.

(a)(2)(2)	Not applicable to the registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.